EXHIBIT 99.1
                                  ------------

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of InDigiNet, Inc., a Florida corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that: (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  INDIGINET, INC.



Dated: May 16, 2003               By: /s/ Mark Ellis
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                                      Mark Ellis, Chief Executive Officer